As filed with the Securities and Exchange Commission on January 30, 1996


                                                   1933 Act File No. 33-17022
                                                   1940 Act File No. 811-5321


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM N-1A

            o REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        o Pre-Effective Amendment No. ___


                       |X| Post-Effective Amendment No. 9
                                     and/or

        o REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               |X|Amendment No.10



                            -------------------------

                             LEAHI INVESTMENT TRUST
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (808) 522-7777



                              DIANNE J. QUALTROUGH
                             Leahi Investment Trust
                           210 Ward Avenue, Suite 129
                             Honolulu, Hawaii 96814
                     (Name and Address of Agent for Service)


                            -------------------------

                  Approximate Date of Proposed Public Offering:
                As soon as practicable following effective date.

                            -------------------------


It is proposed that this filing become effective:

o Immediately upon filing pursuant to paragraph (b),|X| On February 1, 1996 pursuant to paragraph (b), o 60 days after filing pursuant to paragraph (o On
(date) pursuant to paragraph (a)(1). o 75 days after filing pursuant to paragraph (a)(2) o On (date) pursuant to paragraph (a)(2), of Rule 485


o This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            -------------------------


         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered under the Securities Act of 1933 an indefinite number of shares of beneficial interest. Registrant filed a Notice under such Rule for its fiscal year ended September 30, 1995 on or about November 7, 1995.

                             LEAHI INVESTMENT TRUST

                              CROSS-REFERENCE SHEET

                                    FORM N-1A

                   Part A: Information Required in Prospectus



N-1A                                     Location in the



Item No.     Item                         Prospectus by  Heading


    1.       Cover Page                  Cover Page


    2.       Synopsis                    "Leahi Tax-Free Income Trust,"
                                         " Expense Table"

    3.       Condensed Financial         "Financial Highlights"
             Information


    4.       General Description         "Leahi Tax-Free Income
             of Registrant               Trust," "Objective and Investment
                                         Approach of the Fund," "General
                                         Information"

    5.       Management of the Fund      "Management of the Fund"

    5.A.     Management Discussion       "Discussion of Fund Performance"
             of Fund Performance

    6.       Capital Stock and           "Leahi Tax-Free Income Trust,"
             Other Securities            "Distributions and Tax Information,"
                                         "General Information"

    7.       Purchase of Securities      "How to Invest in the Fund,"
             Being Offered               "How the Fund's Per Share Value Is
                                         Determined," "General Information"

    8.       Redemption or Repurchase    "How to Sell or Redeem an Investment
                                         in the Fund"

    9.       Pending Legal               Not Applicable
             Proceedings

                         Part B: Information Required in
                       Statement of Additional Information

N-1A                                       Location in the SAI
Item No.    Item                             by Heading


    10.     Cover Page                 Cover Page

    11.     Table of Contents          Cover Page

    12.     General Information        "The Trust"
            and History

    13.     Investment Objectives      "Investment Objective and
            and Policies               Policies," "Investment Restrictions,"
                                       Prospectus - "Objective and Investment
                                       Approach of the Fund"

    14.     Management of the          "Trustees and Officers"
            Registrant

    15.     Control Persons and        "General Information"
            Principal Holders of
            Securities


    16.     Investment Advisory        "Promotion and Marketing of
            and Other Services           Fund Shares," Prospectus -

                                         "Management of the Fund"

    17.     Brokerage Allocation        "Execution of Portfolio Transactions"

    18.     Capital Stock and           "The Trust," "General Information,"
            Other Securities            Prospectus - "General Information"


    19.     Purchase, Redemption        "Additional Purchase and Redemption
            and Pricing of              Information," "Determination of Share
            Securities Being Offered    Price," Prospectus - "How To  Invest
                                        in the Fund"



    20.     Tax Status                  "Distributions and Tax Information"

    21.     Underwriters                "Promotion and Marketing of Fund Shares"

    22.     Calculations of             Not Applicable
            Performance Data

    23.     Financial Statements        Financial Statements

                                                                    Ward Plaza
                                                               210 Ward Avenue
                                                                     Suite 129
                                                       Honolulu, Hawaii  96814
                                                                (808) 522-7777

                                                                    PROSPECTUS
                                                             FEBRUARY 1,  1996

         LEAHI TAX-FREE INCOME TRUST (the "Fund") is a mutual fund whose investment objective is to provide investors with the maximum level of income exempt from federal and Hawaii income taxes, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in municipal securities which pay interest exempt from federal and Hawaii income taxes.

         This prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated February 1, 1996, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Fund at the address given above.

                                                                      Page

         Expense Table...................................................3
         Financial Highlights............................................4
         Leahi Tax-free Income Trust.....................................5
         Discussion of Fund Performance..................................5
         Objective and Investment Approach of the Fund...................6
         Management of the Fund.........................................10
         How to Invest in the Fund......................................11
         How to Sell or Redeem an Investment in the Fund................12
         How the Fund's per Share Value Is Determined...................14
         Distributions and Tax Information..............................14
         General Information............................................15


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
           ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
         ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

* 1 moved from here; text not shown
EXPENSE TABLE


         The following table of fees and expenses is provided to assist investors in understanding the various costs and expenses which may be borne directly by an investor in the Fund. The percentages shown below are based on actual expenses incurred by the Fund for the fiscal year ended September 30, 1995. Actual expenses in future years may be more or less than those shown below. For a complete discussion of the fees connected with an investment in the Fund and the services provided to the Fund, see "How to Invest in the Fund" and "Management of the Fund".


Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases........................   NONE
Maximum Sales Charge Imposed on Reinvested Dividends.............   NONE
Deferred Sales Charge............................................   NONE
Redemption Fees..................................................   NONE
Exchange Fee.....................................................   NONE


 Annual Fund Operating Expenses

(as a percentage of average net assets)

Management Fees (after waiver and reimbursement)................    0.50%
12b-1 Fees......................................................    0.01%
Other Expenses..................................................    0.31%
Total Fund Operating Expenses...................................    0.82%


Example
         The following example illustrates the total transaction and operating expenses that an investor in the Fund will have paid over various time periods on a hypothetical investment of $1,000 in the Fund, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no sales charges or redemption fees of any kind:


       1 year               3 years             5 years             10 years
       ------               -------             -------             --------




         $8                   $26                  $45                  $101


         This example is based on the annual operating expenses shown above and should not be considered a representation of future expenses or performance. The operating expenses are borne by the Fund, and only indirectly by shareholders as a result of their investment in the Fund. Actual expenses may be greater or lesser than those shown, and the annual rate of return may be more or less than 5%.

--------
*12b-1 fees were paid by the Fund during this period for $2,538 reimbursing expenses incurred in fiscal year 1993 and $2,672 reimbursing expenses incurred in fiscal year 1994. The maximum amount which could have been paid by the Fund was 0.25% of average net assets.

                              FINANCIAL HIGHLIGHTS


         The following information has been selected from the Fund's financial statements, which have been audited by Tait, Weller & Baker, independent certified public accountants, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders for the year ended September 30, 1995, and is incorporated by reference into this Prospectus.


                                                                                                    10/26/87*

                                                   Fiscal Year Ended September 30,                     to
                                                   -------------------------------
                                      1995     1994     1993    1992     1991     1990     1989       1988
                                      ----     ----     ----    ----     ----     ----     ----     --------


Net asset value,

 beginning of period               $ 13.24   $ 14.42  $ 13.43  $ 12.97 $ 12.27  $ 12.40     $ 12.34   $12.00
                                   -------   -------  -------  ------- -------  -------     -------   ------


INCOME FROM INVESTMENT
OPERATIONS

Net investment income                 0.71      0.69     0.71     0.74    0.74     0.79     0.66        0.49
Net gain  loss) on securities (both
  realized and unrealized)            0.50    (1.08)     1.03     0.50    0.70   (0.13)     0.06        0.34
                                      ----    ------     ----     ----    ----   ------     ----        ----
Total from investment operations      1.21    (0.39)     1.74     1.24    1.44    0.66      0.72        0.83

LESS DISTRIBUTIONS

Dividends from net
   investment income                (0.71)    (0.69)   (0.71)   (0.74)  (0.74)   (0.79)    (0.66)    (0.49)
Distributions from capital gains     ---      (0.10)   (0.04)   (0.04)   ---      ---       ---       ---
                                   ------     ------   ------   ------ -------   -------   -------   -----
Total distributions                 (0.71)    (0.79)   (0.75)   (0.78)  (0.74)   (0.79)    (0.66)    (0.49)
                                    ------    ------   ------   ------  ------   ------    ------    ------

Net asset value, end of period     $ 13.74   $ 13.24  $ 14.42  $ 13.43 $ 12.97  $ 12.27    $ 12.40  $ 12.34
                                   =======   =======  =======  ======= =======  =======    =======  =======

Total Return                         9.40%   (2.76%)   13.34%    9.83%  12.12%    5.40%     6.74%      9.07%  **


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in 000's) $45,537   $43,928  $44,628  $30,950 $20,173  $12,576     $7,104  $5,200
Ratio of expenses to average net
  assets                             0.82%     0.85%    0.98%    1.06% 1.09%(a)  0.89%(a)     1.19%   1.07%  **
Ratio of net investment income to
  average net assets                 5.03%     5.04%    5.13%    5.60% 5.86%(a)  6.35%(a)     6.06%   6.23%  **
Portfolio turnover                  20.16%    22.05%   12.56%    8.04% 36.78%   31.12%       11.49%  28.16%  **


(a) Prior to reimbursement from manager, ratio of expenses to average net assets was 1.39% and 1.90% for 1991 and 1990, respectively, and ratio of net investment income to average net assets was 5.56% and 5.34% for 1991 and 1990, respectively.
 *   Commencement of operations.
**   Annualized

                         DISCUSSION OF FUND PERFORMANCE


     Below are line graphs comparing the Fund and the broad based national (state taxable) Lehman Muni Index through the Fund's fiscal year end September 30, 1995. The objective of the graph is to permit you to compare the performance of the Fund with the current market, and to give perspective to market conditions and investment strategies and techniques pursued by the Investment Manager that materially affected the performance of the Funds. The Investment Management's strategy of retaining bonds with longer maturities during a time of falling interest rates, has increased the Fund's total return during its most recent fiscal year. In a falling interest rate environment the market value has risen on higher coupon bonds . Also, below are Leahi's average annual total returns for the one-year, five-year and inception through September 30, 1995 periods.

         The graph below compares the increase in value of a $10,000 investment in Leahi Tax-Free Income Trust with the performance of the Lehman Muni Bond Index. The values are as of September 30th for each of the last seven years and include reinvested dividends. The Lehman Brothers Index reflects investment of "dividends," but not the expenses of the Fund.

[GRAPHIC OMITTED]

     Plot points for mountain chart showing the information contained in the following table. The exact dollar amounts at 9/95 are specified in the body of the chart.



                                 9/88       9/89       9/90       9/91       9/92       9/93       9/94       9/95

Leahi Tax-Free Income Trust     10,848     11,579     12,204     13,684     15,029     17,033     16,562     18,120
Lehman Muni Bond Index          11,237     12,182     12,988     14,604     15,930     17,855     17,553     19,323

Average Annual Total Return

1 Year          5 Year          Inception
 9.40%           8.23%            7.78%




                  Past performance is not a prediction of future performance.

                           LEAHI TAX-FREE INCOME TRUST

         ** 1 The LEAHI TAX-FREE INCOME TRUST (the "Fund") is a series of the Leahi Investment Trust (the "Trust"), a Massachusetts business trust organized as an open-end, non-diversified management investment company offering redeemable shares of beneficial interest. Shares of the Fund may be purchased at their current net asset value with no sales charge by mailing a completed Account Application, together with a check payable to Leahi Tax-Free Income Trust, as indicated in the Account Application. The minimum initial investment is $1,000, with subsequent investments of $50 or more. See "How to Invest in the Fund".


                  OBJECTIVE AND INVESTMENT APPROACH OF THE FUND

     The investment objective of the Fund is to provide investors with the maximum level of income exempt from federal and Hawaii income taxes, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in municipal securities which pay interest that is exempt from federal and Hawaii income taxes ("Hawaii Municipal Securities"). Hawaii Municipal Securities include general obligation and revenue bonds and notes of issuers located in Hawaii, as well as obligations issued by or under the authority of Guam, Puerto Rico, and the Virgin Islands. The Fund expects that at least a majority of its assets will be invested in municipal securities of issuers located in Hawaii. There are no limitations on the maturities of the securities which the Fund may purchase.

         There is, of course, no assurance that the Fund's objective will be achieved, and the Fund's net asset value per share will fluctuate with changes in the market value of its investment portfolio.


         Investment Grade Securities. The Fund will invest solely in securities which, at the time of purchase, are either rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Corporation ("S&P") or, if unrated, are judged by Leahi Management Company, Inc., the Fund's investment manager ("Investment Manager"), to be of comparable quality to such rated securities. Municipal obligations rated in the fourth highest grade are considered by such rating agencies to have some speculative characteristics and thus may present investment risks not present in more highly rated obligations. An Appendix to the Statement of Additional Information contains a complete description of the municipal securities ratings of Moody's and S&P.

         Characteristics of Municipal Securities. Municipal securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are or have been issued by or on behalf of public authorities to obtain funds to be provided to privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Bonds issued after the effective date of the Tax Reform Act of 1986 for some of these purposes, such as sports, convention or trade show, and parking facilities, do not pay interest that is excludable from gross income for federal income tax purposes. The Fund will limit its purchase of industrial development bonds, however, to those the interest on which is exempt from regular federal income tax, although the interest on certain of such bonds may be subject to the alternative minimum tax. See "Distributions and Tax Information."

         The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the pledge of the credit and taxing power of the issuing municipality for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds are a form of revenue bond and do not generally constitute the pledge of the credit of the issuer of such bonds.

         Other types of municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and variable rate demand notes. Specific information concerning these and other forms of municipal securities is described in the Statement of Additional Information section entitled, "Investment Objective and Policies - Municipal Securities."

         It is possible that the Fund from time to time will invest more than 25% of its assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, industrial development bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project, shortages or price increases of materials, or declining markets or needs for the project) might also affect other bonds, thereby potentially increasing market risk.

         The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices on a predetermined schedule. These obligations generally carry a demand feature that permits the Fund to tender them back to the issuer or a third party at par value prior to maturity plus accrued interest, which amount may be more or less than the amount the Fund paid for them. The Fund will limit its purchase of municipal securities that are floating rate and variable rate obligations to those meeting the quality standards set forth above. Frequently such obligations are secured by letters of credit or by other credit enhancement arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must be equivalent to the quality standards set forth above as determined by the Fund's Investment Manager under the supervision of the Trust's Board of Trustees. In addition, the Investment Manager monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the credit worthiness of the institution responsible for paying the principal amount of the obligation under the demand feature.

         The Fund may also invest more than 25% of its assets in participation interests purchased from banks in floating or variable rate municipal securities (such as industrial development bonds) owned by banks. Participation interests carry a demand feature permitting the Fund to tender them back to the bank. Each participation generally is backed by an irrevocable letter of credit or guarantee of a bank which the Investment Manager, acting under the supervision of the Trust's Board of Trustees, has determined meets the prescribed quality standards for the Fund. The Fund will only invest in such participation interests to the extent that an opinion of counsel supports the characterization of interest of such securities as tax-exempt. Only participation interests issued by Federal Deposit Insurance Corporation ("FDIC") insured banks or savings institutions having at least $1 billion in assets may be purchased by the Fund. See the Statement of Additional Information section entitled "Investment Objectives and Policies - Other Municipal Securities" for more information.


         For the purpose of providing greater liquidity in its portfolio, the Fund may purchase municipal securities from banks, brokers or dealers, and other financial institutions (such as insurance or other investment companies), together with puts to sell the municipal security within an specified period of time and at a specified exercise price. Because of the put feature on such municipal securities, the prices of the securities may be higher and the yields lower than they otherwise would be. With respect to 75% of the total value of the Fund's assets, no more than 5% of such value may be in securities underlying puts issued by the same institution, except that the Fund may invest up to 10% of its asset value in unconditional puts (exercisable even in the event of a default in the payment of principal or interest on the underlying security) and other securities issued by the same institution.

     General Policies. The Fund, under normal market conditions, will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal and Hawaii income taxes and is not subject to the federal alternative minimum tax. Thus, it is possible that under normal market conditions up to 20% of the Fund's net assets could be invested in municipal securities from other states (which would generate income not exempt from Hawaii income taxes), Hawaiian or other municipal securities the interest on which is a tax preference item under the federal alternative tax, U.S. Treasury obligations, high quality commercial paper, obligations of U.S. banks (including commercial banks and savings institutions insured by the FDIC) with assets of $1 billion or more, and repurchase agreements secured by U.S. Government securities. (Some of the foregoing investments generate income that would be subject to both federal and Hawaii income taxes when distributed to the Fund's shareholders).


         For temporary defensive purposes only, the Fund may invest up to 100% of its assets in (i) obligations issued or guaranteed by the full faith and credit of the U.S. Government, its agencies, instrumentalities or authorities, highest rated commercial paper, certificates of deposit of domestic banks with assets of $1 billion or more, and repurchase agreements (subject to the limitations described below), the interest on which is subject to federal and may be subject to Hawaii income taxes; and (ii) securities the interest on which is exempt from regular federal income taxes but not Hawaii's income taxes, such as municipal securities issued by other states and their agencies and instrumentalities.

         Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn additional income on available cash or as a temporary defensive investment. Under such agreements, the Fund invests in eligible U.S. Government securities and the seller agrees to repurchase them at a mutually agreed time and price. Income from repurchase agreements is taxable. It is anticipated that the Fund will invest less than 5% of its net assets at any given time in repurchase agreements.

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a whenissued or delayed delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund's net asset value. During the period between purchase and settlement, the market value of the security may be more or less than the purchase price. The Fund may forego other investment opportunities pending consummation of such transactions and is subject to the risk of the other party failing to consummate a transaction. When the Fund purchases securities on a when-issued or delayed delivery basis, it maintains a segregated account with its custodian bank in an amount equal to the purchase price as long as the obligation to purchase continues.

     Portfolio Turnover. The annual rate of portfolio turnover is generally anticipated to be less than 100%. See the Statement of Additional Information section entitled "Execution of Portfolio Transactions" for more information.

         The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. One of these restrictions states that the Fund may borrow money from banks only for extraordinary or emergency purposes in amounts not to exceed 25% of the Fund's assets, and that additional investments may not be made while any such borrowings are in excess of 5% of the Fund's assets. Like the Fund's investment objective, this restriction is fundamental and may be changed only by a majority vote of the Fund's outstanding shares.


          Special Considerations. An investment in shares of the Fund may not be considered appropriate for all investors and should not be considered a complete investment program. Each prospective investor should take into account his or her own investment objectives as well as the investor's other investments when considering the purchase of shares of the Fund.


         While the Fund is a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"), the Fund intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code").

         As of the last day of each fiscal quarter, the Fund intends that its investments in the securities of any one issuer (other than the U.S.
Government) will be limited to 25% of its total assets, and, with respect to at least 50% of its total assets, the Fund may not have more than 5% of its assets invested in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. To the extent the Fund is not diversified for purposes of the 1940 Act, it may be more susceptible to adverse developments affecting a single issuer. Each political subdivision, agency, or instrumentality and each multistate agency of which Hawaii (or a territory) is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio.

         The Fund is subject to the risk of price fluctuation of the municipal securities held in its portfolio which is generally a function of the underlying credit rating of an issuer, the maturity length of the securities, the securities' yield, and general economic and interest rate conditions. Yields on municipal securities vary depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issue. Generally, municipal securities of longer maturities produce higher current yields but are subject to greater price fluctuation due to changes in interest rates, tax laws, and other general market factors than are municipal securities with shorter maturities. Similarly, lower rated municipal securities generally produce a higher yield with shorter maturities than better rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

         The values of outstanding municipal securities will change in response to changes in the interest rates payable on new issues of municipal securities. Should such interest rates rise, the value of the outstanding securities, including those held in the Fund's portfolio, will likely decline and would sell at a discount from face amount, and if such interest rates fall, the value of outstanding securities will likely increase and would sell at a premium from face amount. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.


         Certain restrictions exist on the use of tax-exempt bond financing for various non-governmental activities. These restrictions may limit the supply of tax-exempt obligations available for investment.


     State of Hawaii. The ability of the Fund to meet its objective is affected by the ability of the issuers of the Fund's portfolio securities to meet their payment obligations. There are additional risks associated with an investment which concentrates in issues of one state. Since the Fund invests primarily in obligations of issuers located in Hawaii, the marketability and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, voter initiatives, and other political and economic developments. If any such problems arise, they could adversely affect the ability of various Hawaiian issuers to meet their financial obligation.

     The Hawaiian economy is concentrated in tourism, agriculture, construction and military operations. Tourism is Hawaii's largest economic sector. In 1992, due largely to the recession in the U.S., total visitor arrivals to the State fell 5.2% from 1991. This trend continued in 1993, with a drop in total visitor arrivals of 6.1% from 1992 figures. Signs of recovery in this key economic sector appeared in 1994, however, with four solid quarters of growth in visitor arrivals. While growth in visitor arrivals slowed some in the first part of 1995, total arrivals increased approximately 3% for the first seven months of calendar 1995. Supply constraints presented by the airline industry's cutback in scheduled air seats to Hawaii pose an increasingly large risk for the tourism-based economy. Agriculture is dominated by pineapple and sugar production, and has experienced increased domestic and foreign competition resulting in down sizing of the industries. Agricultural production has become somewhat more diversified and now includes cattle, poultry, vegetables, coffee, flowers and other nursery products, but the agriculture sector continues to decline. Other economic diversification projects are underway, including expansion of containerized port facilities and aquaculture (both experimental and limited commercial production).

     Construction commitments in the State have been stable in recent quarters. Proposed budget cuts in U.S. military construction spending may, however, adversely impact the State's construction industry , and in fact, government construction contracts began to taper off in the first quarter of 1995. Construction activity is expected to decline in 1995. Unemployment in Hawaii was approximately 5.6% at June 30, 1995.

     Governmental activities, including activities usually administered on a municipal or county level such as public education, are the responsibility of the state. This concentration aggravates an otherwise high level of state debt obligations. Revenue is derived primarily from excise taxes and individual and corporate income tax. The constitution limits tax-supported debt service to 18.5% of expenditures. After many years of operating either within planned deficits or with ending fund balances , the State faced a budget shortfall of up to $750 million or more, much larger than originally anticipated. This has been aggravated by lower forecasted tax revenues. The State's historically strong financial position weakened in 1992 as the recession reduced growth in sales and income taxes. Continued sluggish tax receipts led to a continued decline in the state's unreserved general fund position. General fund revenues fell approximately 1.1% for the fiscal year ended June 30, 1995. Real gross state product increased by 2.5% in 1994, and the latest data available suggest similar growth in 1995.

         Hawaii's general obligation bonds are rated Aa by Moody's and AA by S&P. Fitch does not currently rate the State's general obligations.

         Commonwealth of Puerto Rico. Subject to the Fund's investment policies, the Fund may invest in the obligations of the government of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations.

     Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. Puerto Rico's gross domestic product ("GDP") expanded by 3.3% in fiscal year 1995 compared to growth of 2.9% during the previous fiscal year. GDP growth is expected to fall to 3% for fiscal year 1996. Manufacturing is the largest sector in terms of gross domestic product and is more diversified than during earlier phases of Puerto Rico's industrial development. The three largest sectors of the economy (as a percentage of employment) are services, government and manufacturing. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico. Puerto Rico's unemployment rate of approximately 14% in November 1995, is double the national average.

         The Commonwealth of Puerto Rico exercises virtually the same control over its internal affairs as do the fifty states; however, it differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan, Section 936 of the Code was amended and provided for two alternative limitations to the Section 936 credit The first option will limit the credit against such income to 40% of the credit allowable under current law, with a five year phase-in wage and depreciation based credit. The reduction of the tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. Congress has proposed the abolition of Section 936 tax incentives in connection with balanced budget proposals. There can be no assurance that the modifications discussed above or the eventual abolition of
Section 936 benefits, will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Fund.

         Puerto Rico's financial reporting was first conformed to generally accepted accounting principles in fiscal 1990. Nonrecurring revenues have been used frequently to balance recent years' budgets. In November 1993 Puerto Ricans voted on whether they wished to retain their Commonwealth status, become a state or establish an independent nation. The measure was defeated, with 48.5% voting to remain a Commonwealth, 46% voting for statehood and 4% voting for independence. Retaining Commonwealth status leaves intact the current relationship with the federal government. There can be no assurance that the statehood issue will not be brought to a vote in the future. A successful statehood vote in Puerto Rico would then require the U.S. Congress to ratify the election.

         S&P affirmed its A rating for the Commonwealth of Puerto Rico in November 1995 but lowered its outlook from "stable" to "negative." Puerto Rico is rated Baa1 by Moody's. Fitch does not currently rate Puerto Rico obligations.


                             MANAGEMENT OF THE FUND

         The Trust has a Board of Trustees which establishes the Fund's policies and supervises and reviews the management of the Fund. The day-to-day operations of the Fund are administered by officers elected by the Board of Trustees. The Board of Trustees consists of the following individuals:

Ronald E. Kent             Chairman of the Board of Leahi Management Company,
                           Inc. and the Trust, and Registered Representative of Linsco/Private Ledger Corp.

Ernest W. Albrecht         Retired; formerly Director of Traffic and Special
                           Projects for Pan American World Airways; former
                           Personal Representative and Official Greeter for the
                           City of Honolulu.

Gail A. Chew               Vice President for Visitor Services/Community
                           Relations, Hawaii Visitors Bureau.  Formerly with
                           Estate of James Campbell.



Karen T. Nakamura          President, Wallpaper Hawaii, Ltd. and its subsidiary
                           Remodeling Specialists.


Dianne J. Qualtrough       Vice President of Leahi Management Company, Inc. and
                           President of the Trust, and Branch Manager and Registered Principal of Linsco/Private Ledger Corp.


Kim F. Scoggins            Leasing Agent, Monroe & Friedlander, Inc.  Formerly,
                           Vice President and Chief Operating Officer, Ralston
                           Enterprises, Inc.


David M. Walker            Retired; former Vice President, Fireman's Fund
                           Insurance Companies, Honolulu, Hawaii.

     Investment Manager. Leahi Management Company, Inc., 210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814, serves as the Fund's Investment Manager (the "Investment Manager"). Under the Management Agreement with the Fund, the Investment Manager has the overall responsibility for making determinations as to the investment of the assets of the Fund and implementing the same, including determining which brokers or dealers to use in the execution of portfolio transactions, and for administering all operations of the Fund. Dianne J. Qualtrough, President and a Trustee of the Trust, is the portfolio manager for the Fund and is primarily responsible for all investment decisions on behalf of the Fund. The Investment Manager's responsibilities include, but are not limited to, providing office facilities, executive, administrative and clerical services to the Fund, as well as coordinating with various entities which deal with the Trust, such as the accountants, attorneys, custodian, transfer agent and distributor. The Investment Manager is also responsible for monitoring legal and regulatory compliance, including preparation of reports and filings with securities administrators and informing the Trustees of all information necessary for their periodic review as required by securities laws and otherwise.


         Ronald E. Kent, the principal shareholder and President of the Investment Manager, is the Chairman of the Board and a Trustee of the Trust. The Investment Manager was organized on August 20, 1987, in order to provide management services to the Fund. The principals of the Investment Manager have been in the general securities business for over 25 years; however, the Fund is the only mutual fund for which the Investment Manager or its principals currently provide management or administrative services. The Fund has agreed to pay the Investment Manager a monthly fee at the annual rate of 1/2 of 1% of the value of the average net assets of the Fund. For the fiscal year ended September 30, 1995, the Investment Manager received fees of $214,800.

     Since most of the portfolio transactions of the Fund will be on a principal or net basis, the Fund will incur few if any brokerage commissions. The Investment Manager considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions, with the goal of obtaining prompt execution at the most favorable net price. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions and spreads on net trades, the quality of services and execution, and the availability of research which the Investment Manager may lawfully and appropriately use in its investment advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Investment Manager may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions. The Fund may, from time to time, effect portfolio transactions with, and pay commissions to, Linsco/Private Ledger Corp., a broker-dealer which is affiliated with the Investment Manager.


         The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.


     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Investment Manager and the Distributor. Expenses borne by the Fund include fees of the Investment Manager; accounting, legal, transfer agent, custodian and disbursing agent fees; investor servicing costs; taxes, if any; brokerage fees and commissions; fees and expenses of Trustees who are not interested persons of or affiliated with the Investment Manager or Distributor; salaries of certain personnel; costs and expenses of calculating its daily net asset value; accounting, bookkeeping and recordkeeping required under the 1940 Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; payments under the Promotion and Marketing Plan (discussed below); printing and other expenses relating to the Fund's operations; amortization of its organization expenses; and any extraordinary and non-recurring expenses which are not expressly assumed by the Investment Manager or the Distributor.

         Expense Limitation. The Investment Manager has agreed with the Fund that if, in any fiscal year, the operating expenses of the Fund exceed 1% of its average annual net assets, the following reduction in fees will occur. Initially, the Investment Manager will reduce its fees to the extent necessary to meet the expense limitation, if possible. This obligation is limited to the extent of the management fees owed by the Fund and therefore net Fund expenses may exceed 1% per annum.

                            HOW TO INVEST IN THE FUND

     The principal distributor for the shares of the Fund is Linsco/Private Ledger Corp., 210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814, (808) 522-7000 (the "Distributor"). Shares may be purchased directly from the Fund or through securities firms that have dealer agreements with the Distributor. The Distributor does not participate in the management of the Fund.

         The minimum initial investment is $1,000. Subsequent investments must be at least $50. The Fund may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain group or periodic plans.

         All shares are purchased at the current net asset value with no sales charge.

         To  purchase  shares  of  the  Fund,   investors  should  follow  these
instructions:

         Initial Investment

           - Complete the Fund's Account Application found at the back of this Prospectus.
           -   Make your check payable to "Leahi Tax-Free Income Trust".
           - Mail or deliver the completed Account Application and your check to the Fund at the address shown on the Account Application.

         Subsequent Investments

           - Detach and complete the reinvestment form attached to your monthly account statement or order confirmation.
           -   Make your check payable to "Leahi Tax-Free Income Trust".
           -   Write your shareholder account number on the check.
           - Mail or deliver the check and reinvestment form to the Fund at the address indicated on such form.

         All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks. Investments should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund reserves the right to reject any purchase order in whole or in part.

         If an order, together with payment in proper form, is received by the Fund by the close of trading on the New York Stock Exchange ("NYSE"), Fund shares will be purchased at the net asset value determined as of the close of trading on the NYSE on that day. Orders received after the close of trading on the NYSE will be purchased at the net asset value determined as of the close of trading on the next business day. It is the responsibility of any securities firm to transmit orders so that they will be received by the Distributor on a timely basis.

     Automatic Investment Program. Through an automatic investment program you can invest a fixed dollar amount each month in the Fund. This results in more shares being purchased when the Fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

         Prior to participating in the program, you must establish an account with the Fund and complete the Authorization Agreement for the program. You should designate on the Authorization Agreement the dollar amount of each monthly investment (minimum $50) you wish to make. Thereafter, on the designated day of each month, an amount equal to the specified monthly investment will automatically be withdrawn from your bank account and invested in shares of the Fund.

         General. Federal tax regulations require that non-exempt investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid withholding of taxes on taxable distributions and proceeds of redemptions. The Fund may also be required to withhold tax upon such distributions and proceeds if it is notified by the Internal Revenue Service or a broker that the number furnished by the shareholder is incorrect or that the shareholder is subject to withholding due to a failure to report all interest and dividend income. See the Fund's Account Application for further information concerning this requirement.


         Share   certificates   are  issued  only  upon  written   request.   No
certificates are issued for fractional shares.

                 HOW TO SELL OR REDEEM AN INVESTMENT IN THE FUND

         A shareholder has the right to have the Fund redeem all or any portion of his or her outstanding shares at such shares' current net asset value on each day the NYSE is open for trading. The redemption price is the net asset value next determined after the shares are validly tendered for redemption.

         Direct Redemption. A written request for redemption, together with an endorsed share certificate where one has been issued, must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. The Transfer Agent requires that the signature(s) on the written request or endorsed certificate be guaranteed by a commercial bank or trust company or a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc.


         Telephone Redemption. Shareholders who complete the Telephone Redemption Authorization portion of the Account Application may redeem shares on any business day the NYSE is open by calling the Fund at (808) 522-7777 before the close of trading on the NYSE. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, may be deducted from redemption proceeds). During periods of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In this event, shareholders should follow the other redemption procedures discussed above.

         By establishing the telephone redemption service, a shareholder authorizes the Fund and its Transfer Agent to act upon the instructions of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Fund will employ procedures designed to provide reasonable assurance that telephone instructions are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund include requiring personal identification by account number and social security or tax identification number, and providing written confirmation of transactions. The shareholder agrees that neither the Fund nor the Transfer Agent will be liable for any loss, expense, or cost arising out of any telephone redemption request by a person reasonably believed to be a shareholder, including any fraudulent or unauthorized requests.

         The Fund may change, modify, or terminate this service at any time. Shareholders may request telephone redemption privileges after an account is opened; however, the Authorization form will require a separate signature guarantee.

         Systematic Withdrawal. As another convenience, the Fund offers a Systematic Withdrawal Program whereby a shareholder may request that a check drawn in a predetermined amount be sent to that shareholder each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn periodically under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

         Withdrawals made concurrently with purchases of additional shares may be inadvisable because of tax consequences, and accordingly no additional purchases may be made while this Program is in effect unless they exceed the lesser of $5,000 or three times the annual withdrawals. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

         General.  No  charge is made by the Fund on sales or  redemptions,  but shares tendered through investment brokers or dealers (other than the Distributor) may be subject to a service charge by such dealers. Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including any share certificate(s) or a written redemption order with appropriate signature guarantee. Redemption checks will be drawn on the Bank of Hawaii. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission ("SEC"). The Fund will not mail redemption proceeds until checks used for the purchase of shares have cleared, which may take up to 15 days. Redemptions are taxable transactions upon which shareholders may recognize a gain or a loss for federal and state tax purposes.

         Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if at any time, due to redemptions by the shareholder, the total value of a shareholder account is less than $750. Such redemptions are involuntary on the part of the shareholder; however, a shareholder will be notified that the value of his or her account is less than $750 and be allowed 30 days to make additional investments to bring the value of his account to at least $750.

                  HOW THE FUND'S PER SHARE VALUE IS DETERMINED


     The net asset value of a Fund share is determined at least daily as of the close of trading on the NYSE on each day the NYSE is open for trading and is calculated by dividing the value of the Fund's total net assets by the number of Fund shares outstanding. Portfolio securities for which current market prices are readily available are valued using the mean between the bid and the asked prices. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with policies which are specifically authorized by the Board of Trustees of the Trust. Generally, fixed income securities are valued by an independent pricing service using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Trutsees. Short- term obligations with maturities of sixty days or less are generally valued at amortized cost as reflecting fair value.


                        DISTRIBUTIONS AND TAX INFORMATION

     Dividends and Distributions. Dividends from net investment income are declared daily and paid monthly to shareholders of record on the last business day of each month. Dividends are declared as to any shares outstanding beginning at the close of business on the day on which federal funds for the purchase of the shares have been received by the Fund. The Fund will distribute any net long-term or short-term capital gains to the shareholders of the Fund on an annual basis. Dividends and capital gains distributions are reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

         That  part  of  the  net  investment   income  of  the  Fund  which  is
attributable  to interest  from  municipal  securities  which are  described  in
Section 103(a) of the Code and which is distributed to shareholders, less certain deductions, will be designated by the Fund as an "exempt-interest dividend" under the Code. The percentage of income designated as tax-exempt will be applied uniformly to all distributions made by the Fund during each fiscal year (ending on September 30) and may differ from the actual tax-exempt percentage for any particular month. Exempt-interest dividends to shareholders may be excluded from the shareholder's gross income for regular federal income tax purposes. Any portion of distributions of net investment income not designated as tax-exempt should be treated by shareholders as ordinary income subject to federal income tax.

         Federal Taxation. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified for such treatment for its fiscal year ended September 30, 1995. It intends to continue to so qualify. As such, the Fund will not pay any income or excise taxes on income and capital gains distributed to its shareholders in accordance with the timing requirements of the Code.


     Interest on bonds issued to finance essential state and local government operations is fully tax exempt for individual shareholders. However, interest on certain private activity bonds (including loans for housing and student loans) issued after August 7, 1986, while still excludable from gross income for regular federal income tax purposes, will constitute a preference item for taxpayers in determining their alternative minimum tax. The Fund may acquire such bonds where such bonds are consistent with the Fund's objective and, in the opinion of the Investment Manager, such bonds represent the most attractive investment opportunity then available to the Fund. No more than 20% of the Fund's net assets will be invested in Hawaii Municipal Securities whose interest income is treated as a tax preference item under the federal individual alternative minimum tax. Tax-exempt income also results in a tax preference item for corporations, which may subject a corporate investor to liability (or increased liability) under the corporate alternative minimum tax.

         Distributions of long-term capital gains, whether in shares or cash, are taxable as long-term capital gains for federal income tax purposes regardless of how long a shareholder has held shares of the Fund. Distributions of short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. The maximum individual tax rate applicable to ordinary income is currently 39.6%, and the maximum individual tax rate applicable to net long-term capital gains is currently 28%. Any loss realized upon the redemption of shares within six months from the date of their purchase will be disallowed to the extent of tax-exempt dividends received during such period or will be treated as a long-term capital loss to the extent of any amounts treated as long-term capital gain distributions during such six-month period. Distributions declared in October, November or December as of a record date in such a month will be treated as received by shareholders in December if paid during January of the following year.

         Shareholders will be informed annually of the amount and nature of the Fund's income and distributions and are required to disclose their receipt of tax-exempt income, including tax-exempt distributions from the Fund, on their federal tax returns.

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund is not deductible to the extent attributable to exempt-interest dividends. In addition, persons who are "substantial users" as defined in the Code (or persons related to substantial users) of facilities financed by private activity bonds held by the Fund should consult their tax advisers with respect to whether the Fund's exempt-interest dividends retain their exclusion under the Code for such persons. Recipients of Social Security and railroad retirement benefits may be taxable on a portion of their benefits if their gross incomes exceed specified threshold amounts; exempt interest dividends may be added to taxable income solely for the purpose of determining whether the threshold amount has been exceeded.

         Additional information about taxes is set forth in the Statement of Additional Information section entitled "Distribution and Tax Information". Shareholders should consult their own advisers concerning federal, state and local taxation of distributions from the Fund.

     State  Taxation.  The Fund has  received an opinion  letter from the Hawaii
Department of Taxation regarding the status of the Fund and its anticipated dividends and distributions. Pursuant to that letter, individuals, estates, trusts and corporations subject to Hawaii Income Taxation will not be required to include dividends from the Fund in their personal or corporate taxable income for Hawaii income tax purposes to the extent the dividends are derived from interest on obligations of the State of Hawaii, including any political subdivision, agency or instrumentality thereof, or of the United States and its territories or possessions, to the extent such interest is exempt from state income taxes under federal law.



                               GENERAL INFORMATION

     The Fund. The Fund is a series of Leahi Investment Trust which was organized as a Massachusetts business trust on July 23, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.01, which may be issued in any number of series. The Fund is the first, and currently only, series being offered to the public, although the Board of Trustees may from time to time authorize and issue other series, the assets and liabilities of which will be separate and distinct from any other series.

         Shares  issued  by  the  Fund  have  no  preemptive,   conversion,   or
subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required to, nor does it intend to, hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Fund for the purpose of electing or removing Trustees.

         Promotion and Marketing Plan. The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act whereby it may reimburse the Investment Manager each month up to a maximum of 0.25% per annum of the Fund's average daily net assets for actual expenses incurred in the promotion and marketing of the Fund's shares, including expenses of the Distributor which are paid by the Investment Manager. Reimbursable expenses include the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other expenses related to the promotion and marketing of the Fund's shares (including any service fees paid to dealers or others who assist in the promotion and marketing of the Fund's shares). The Plan also provides that the Investment Manager may include as a promotion and marketing expense a portion of the Investment Manager's overhead expenses attributable to the promotion and marketing of the Fund's shares, including personnel and out-of-pocket costs. The Plan permits the Investment Manager to carry forward for a maximum of three years (without carrying charge) any promotion and marketing expenses covered by the Plan.

     Reimbursement for expenses under the Plan are made on a "first-in, first-out" basis. To the extent the amount permitted to be paid to the Investment Manager in any one year (up to 0.25% of average net assets) exceeds the Investment Manager's actual promotion and marketing expenses in that year plus unpaid expenses incurred in the prior three years, the maximum permissible payment will be reduced for that year accordingly so as not to exceed the level of the Investment Manager's actual expenses. Under this type of arrangement, the Investment Manager may not make a profit under the Plan. From inception of the Plan through the fiscal year ended September 30, 1990, no reimbursement was made by the Fund. The Investment Manager incurred $13,329, $20,289 and $15,800, respectively, in expenses during the last three fiscal years which were reimbursable under the Plan. During the fiscal year ended September 30, 1995, $2,538 and $2,672 was paid by the Fund reimbursing promotional expenses incurred in fiscal years 1993 and 1994.

         Unreimbursed expenses are not treated as expenses or fixed liabilities of the Fund until they are actually submitted for reimbursement by the Investment Manager and the requested reimbursement is approved by the Board of Trustees in accordance with the Plan. Once approved, such expenses will be liabilities of the Fund even if the Plan is not renewed or is terminated. Prior to the submission and approval of such Unreimbursed expenses, the Fund has no liability for the payment of such expenses, even if the Plan is terminated or not renewed, and such expenses are not reflected as liabilities in the financial statements of the Fund.


     In addition to providing for the expenses discussed above, the Plan also recognizes that the Investment Manager and Distributor may use their fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and marketing of the Fund's shares and that some of the Fund's normal operating expenses, such as the investment management and distribution fees, and other payments made in the ordinary course of their business, are appropriately used in this manner. The Statement of Additional Information has more details on the Plan.



     Custodian, Transfer and Accounting Services Agent. The First National Bank of Boston is the Fund's Custodian. The Bank of Hawaii, acting as agent for the Custodian, is the Fund's depository and disbursing agent for redemptions. Fund/Plan Services, Inc. is the Fund's Transfer and Accounting Services Agent.

     Shareholder Inquiries. Shareholder inquiries should be directed to Leahi Management Company, Inc. at 210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814,
(808) 522-7777.

         This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesman, dealer or other person is authorized to give information or make any representation other than those contained in this Prospectus or in the Statement of Additional Information.

                           LEAHI TAX-FREE INCOME TRUST
                               ACCOUNT APPLICATION
       210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814 - (808) 522-7777



ACCOUNT REGISTRATION                     o    Individual   o    Joint Tenants
   o   Uniform Transfer to Minors Act    o    Trust        o    Other

ACCOUNT NAME(S)

SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER
ACCOUNT ADDRESS



PHONE NUMBER                           BUSINESS PHONE
INITIAL INVESTMENT $                  (minimum initial purchase:  $1,000.00)


DISTRIBUTION OPTION If no option is indicated, Option A will be assigned.

A.    Dividends and capital gains           B.   Dividends in cash; capital  C.   Dividends and capital
o     distributions reinvested in           o    gains distributions in      o    gains distributions in
      additional shares.                         additional shares.               cash.

TELEPHONE REDEMPTION AUTHORIZATION (Optional)
               o Check this box and attach a deposit slip for your bank account if you wish to make telephone redemptions of $1,000 or more and have the proceeds wired to the indicated account. (The account names must match exactly.) Any person you supply with the required account information can make telephone redemptions on your behalf. Proceeds from any telephone redemption will be sent only to the address shown on this account application. As indicated in the Prospectus neither the trust nor the transfer agent will be liable for any loss, expense, or cost arising out of any telephone redemption request by a person reasonably believed to be a shareholder.

Upon penalties of perjury, the undersigned certifies (1) that the number shown on this form is my (our) correct taxpayer identification number; (2) that I (we) am not subject to backup withholding because (a) I (we) have not been notified that I (we) am subject to backup withholding, or (b) the Internal Revenue Service has notified me (us) that I (we) am no longer subject to backup withholding, or (c) I (we) am an exempt recipient, (3) that I (we) am of legal age and capacity to purchase shares for my (our) own account or for the account of the organization above; (4) that I (we) have read the Prospectus and agree to its terms; (5) that the above information is correct; and (6) if indicated, that the Transfer Agent is authorized to act upon telephone redemption requests and that I (we) will not hold the Fund or Transfer Agent liable for any loss, liability, cost or expense for acting upon telephone instructions.

Signature X                                          Date
Additional Signature (if any) X

                           LEAHI TAX-FREE INCOME TRUST
                               ACCOUNT APPLICATION
                                   (continued)

       210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814 - (808) 522-7777



SYSTEMATIC WITHDRAWAL PLAN (Optional)

o Check this box if you wish to participate in the Systematic Withdrawal Program. To qualify for this program investors must establish an account of at least $10,000.00.

       Withdrawal amount:           $ ___________________
                                         ($100 minimum)


       Withdrawal schedule:         o    monthly            o    quarterly






                      Mail or deliver your application to:




                           LEAHI TAX-FREE INCOME TRUST
                                 210 Ward Avenue
                                    Suite 129
                             Honolulu, Hawaii 96814
                                 (808) 522-7777

                           LEAHI TAX-FREE INCOME TRUST
            AUTHORIZATION AGREEMENT FOR AUTOMATIC INVESTMENT PROGRAM
                                  (ACH DEBITS)
               210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814
                                 (808) 522-7777
Leahi Account No.__________

I(we) hereby authorize Leahi Tax-Free Income Trust, hereinafter called LEAHI, to initiate debit entry, on or about the [ ]5th or [ ]20th (check one) day of each month for a monthly investment in my LEAHI account in the amount of $__________ (minimum $50) to my(our) [ ]Checking or [ ]Savings (check one) account at the BANK named below to debit the same to such account.
BANK NAME________________________        BRANCH_________________________
CITY________________________________     STATE______________  ZIP_________
ABA NUMBER (9 digits) ______________     ACCOUNT NO.____________________

This authorization is to remain in full force and effect until LEAHI has received written notification from me (or either of us) of its termination in such time and in such manner as to afford LEAHI and BANK a reasonable opportunity to act on it. (PLEASE ATTACH A VOIDED CHECK OR DEPOSIT SLIP FOR VERIFICATION).
NAME(S)___________________________________________________________________
SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER_______________________
SIGNATURE                                   DATE______________
SIGNATURE(joint)                            DATE______________


-------------------------------------------------------------------------------


                            INDEMNIFICATION AGREEMENT
TO:  The bank named above:

So that you may comply with your Depositor's request and authorization, LEAHI agrees as follows:

1. To indemnify and hold you harmless from any loss you may suffer arising from or in connection with the payment of a debit drawn by LEAHI to the order of the fund, designated on the account of your depositor's executing the authorization, including any costs or expenses reasonably incurred in connection with such loss. LEAHI will not, however, indemnify you against any loss due to your payment of any debit generated against insufficient funds.

2. To refund to you any amount erroneously paid by you to LEAHI on any such debit upon a claim for the amount of any such debit on which erroneous payment was made.

                           LEAHI TAX-FREE INCOME TRUST
            AUTHORIZATION AGREEMENT FOR AUTOMATIC INVESTMENT PROGRAM
                                  (ACH DEBITS)


MAIL TO:

                           210 Ward Avenue, Suite 129
                               Honolulu, HI 96814
                                 (808) 522-7777

                                  INSTRUCTIONS

HOW DOES IT WORK?

1. Leahi Tax-Free Income Trust, through our bank, Bank of Hawaii, draws an automatic clearing house (ACH) debit against your personal checking/savings account each month.

2. Choose any amount (at least the minimum subsequent investment amount) that you would like to invest regularly and your debit will be processed by Leahi Tax-Free Income Trust.

3. Shares will be purchased and a confirmation sent to you.


HOW DO I SET IT UP?

1. Complete the form (and a fund application if you are establishing a new account).

2. Attach a voided check to the Automatic Investment Program application.

3. Mail the form to Leahi Tax-Free Income Trust at the above address.

4. As soon as your bank accepts your authorization, debits will be generated and your Automatic Investment Program started. In order for you to have Automatic Clearing House (ACH) debits from your account, your bank must be able to accept ACH transactions and/or be a member of an ACH association. We cannot guarantee acceptance by your bank.

5. Please allow three to four weeks processing time before the first debit occurs.

6. Returned items will result in a $20.00 fee being deducted from your account.

                       TRUSTEES OF LEAHI INVESTMENT TRUST

                      ERNEST W. ALBRECHT, Honolulu, Hawaii
                         GAIL ANN CHEW, Honolulu, Hawaii


                        RONALD E. KENT, Honolulu, Hawaii

                       KAREN T. NAKAMURA, Honolulu, Hawaii
                     DIANNE J. QUALTROUGH, Honolulu, Hawaii

                        KIM F. SCOGGINS, Honolulu, Hawaii
                       DAVID M. WALKER , Honolulu, Hawaii



                               INVESTMENT MANAGER
                         LEAHI MANAGEMENT COMPANY, INC.
               210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814

                                   DISTRIBUTOR
                          LINSCO/PRIVATE LEDGER, CORP.
               210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814

                         DEPOSITORY AND DISBURSING AGENT
                                 BANK OF HAWAII
                    Ward Plaza Branch, Honolulu, Hawaii 96814

                                    CUSTODIAN
                      THE FIRST NATIONAL BANK OF BOSTON 150
                   Royall Street, Canton, Massachusetts 02021

                                 TRANSFER AGENT
                            FUND/PLAN SERVICES, INC.
                   P.O. Box 874, #2 Elm Street, Conshohocken,
                               Pennsylvania 19428

                                    AUDITORS
                              TAIT, WELLER & BAKER
                    Two Penn Center, Suite 700, Philadelphia
                               Pennsylvania 19102

                             LEGAL COUNSEL TO TRUST

                 SULLIVAN & WORCESTER LLP One Post Office Square
                           Boston, Massachusetts 02109




                                      LEAHI
                              TAX-FREE INCOME TRUST


                                  Hawaii's own
                                 double tax-free
                                  mutual fund.




                                   PROSPECTUS

                                FEBRUARY 1, 1996

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1996


                           LEAHI TAX-FREE INCOME TRUST

                           210 Ward Avenue, Suite 129
                             Honolulu, Hawaii 96814
                                 (808) 522-7777

         Leahi Tax-Free Income Trust (the "Fund") is a mutual fund whose investment objective is providing investors with the maximum level of income exempt from federal and Hawaii income taxes, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations which pay interest exempt from federal and Hawaii income taxes. The Fund is a series of Leahi Investment Trust, a Massachusetts business trust.


         A prospectus for the Fund, dated February 1, 1996, provides the basic information you should know before purchasing shares of the Fund and may be obtained without charge from the Fund at the address stated above. This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than the information set forth in the Fund's Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


                                TABLE OF CONTENTS


         THE TRUST.......................................................B-2
         INVESTMENT  OBJECTIVE AND POLICIES..............................B-2



INVESTMENT RESTRICTIONS..................................................B-6
         DISTRIBUTIONS AND TAX INFORMATION...............................B-8


TRUSTEES AND OFFICERS....................................................B-12
         MANAGEMENT OF THE FUND..........................................B-12
         EXECUTION OF PORTFOLIO TRANSACTIONS.............................B-13
         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................B-14
         DETERMINATION OF SHARE PRICE....................................B-15
         PROMOTION AND MARKETING OF FUND SHARES..........................B-15
         GENERAL INFORMATION.............................................B-18
         FINANCIAL STATEMENTS............................................B-19
         APPENDIX -
DESCRIPTION OF MUNICIPAL SECURITIES RATINGS..............................B-20

                                    THE TRUST

         The Leahi Investment Trust (the "Trust") is an open-end, non-diversified management investment company organized on July 23, 1987 as a Massachusetts business trust. The Trust currently issues shares of beneficial interest, $ .01 par value per share, in one series, the Leahi Tax-Free Income Trust (the "Fund").


                        INVESTMENT OBJECTIVE AND POLICIES


         The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance, however, that the objective of the Fund will be attained.

MUNICIPAL SECURITIES

         The Prospectus describes the general categories and characteristics of municipal securities. Discussed below are the major attributes of the various municipal and other securities in which the Fund may invest.

Municipal Notes:

         Tax anticipation notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the issuer for the payment of principal and interest.

         Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

         Bond  anticipation   notes  normally  are  issued  to  provide  interim
financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

         Construction loan notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

         Short-term discount notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Municipal Bonds:

         Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

         General obligation bonds are issued by states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         Revenue bonds are not secured by the full faith, credit and taxing power of their issuer. Rather, the principal security for revenue bonds is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges, universities and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

         Industrial development bonds are in most cases revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds depends solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will not purchase industrial development bonds to the extent that the interest paid by particular bonds is not excluded from gross income for federal income tax purposes pursuant to the Tax Reform Act of 1986.

         There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Fund may invest.

Other Municipal Securities:

         Variable or floating rate demand notes ("VRDN's") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable, at intervals ranging from daily to up to six months, to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

         The Fund will decide which variable or floating rate demand instruments it will purchase in accordance with procedures prescribed by the Trust's Board of Trustees to minimize credit risks. Any VRDN must be of high quality as determined by the Board of Trustees, with respect to both its long-term and short-term aspects, except that where credit support for the instrument is provided even in the event of default on the underlying security, the Fund may rely only on the high quality character of the short-term aspect of the demand instrument, i.e., the demand feature. A VRDN which is unrated must have high quality characteristics similar to those rated in accordance with policies and guidelines determined by the Trust's Board of Trustees. If the quality of any VRDN falls below the high quality level required by the Board of Trustees, the Fund must dispose of the instrument within a reasonable period of time by exercising the demand feature or by selling the VRDN in the secondary market, whichever is believed by the Investment Manager to be in the best interests of the Fund and its shareholders.

         The Fund may also invest in VRDN's in the form of participation interests ("Participating VRDN's") in variable or floating rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDN's provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDN's from the institution upon a specified number of days' notice. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guarantee of the institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution which typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

         The Fund may purchase from banks, brokers or dealers, or other financial institutions, specified municipal securities with puts. A "put" is a right to sell a defined underlying security within a specified period of time and at a specified exercise price, which may be sold only with the underlying security. A "standby commitment" is a put that entitles the holder to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.
         There are diversification requirements with respect to puts which may be acquired by the Fund, to insure that the Fund's liquidity will not be impaired by relying too heavily upon the same institution or a group of institutions. For purposes of the diversification requirements, a put will be considered to be from the institution to which the Fund must look for payment of the exercise price. In the case of a standby commitment, the put would be from the institution that has agreed to repurchase the underlying security, while in the case of a demand feature, the put would be from the party that has provided a letter of credit or other credit facility to insure payment of the exercise price. The diversification limitations discussed in the Prospectus are applied to the securities subject to puts from the same institution and not to the puts themselves.
         A standby commitment may not be used to affect the Fund's valuation of the municipal security underlying the commitment. Any consideration paid by the Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or expires.

         Management understands that the Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that standby commitments will be available to the Fund nor has the Fund assumed that such commitments would continue to be available under all market conditions.

         The Fund may also purchase escrow secured bonds, which are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from the major rating services.


         U.S. Government obligations which may be owned by the Fund are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, or are issued by agencies and instrumentalities of the U.S. Government and backed by the full faith and credit of the U.S. Government.


         Certificates of deposit are short-term obligations of commercial banks. Commercial paper are promissory notes issued by municipalities or corporations in order to finance their short-term credit needs.

REPURCHASE AGREEMENTS

         The Fund may invest its assets in eligible U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Under such agreements, the seller of the securities agrees to repurchase such securities at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities. Such repurchase agreements will be made only with member banks of the federal reserve system and primary government securities dealers whose creditworthiness has been evaluated as satisfactory by the Investment Manager in accordance with guidelines adopted by the Trust's Board of Trustees. The Fund will not generally enter into repurchase agreements with more than seven days to maturity if, as a result, more than 5% of the value of the Fund's total assets would be invested in such repurchase agreements.


         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government securities subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government securities acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government securities before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Delays may involve loss of interest or a decline in price of the U.S. Government securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government securities, the Fund may be required to return the securities to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Investment Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the credit-worthiness of the obligor, in this case the seller of the U.S. Government securities.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities. However, the Fund will always receive as collateral for any repurchase agreement securities, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon account of its Custodian. If the market value of the U.S. Government securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price plus accrued interest. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.


                             INVESTMENT RESTRICTIONS


         The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

1. As of the last day of each fiscal quarter, have more than 25% of its total assets invested in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), or, with respect to at least 50% of the Fund's total assets, (a) have more than 5% of the total assets of the Fund invested in any one such issuer or (b) own more than 10% of the outstanding voting securities or any one issuer.

2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, and (b) to the extent the entry into a repurchase agreement is deemed to be a loan.


3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 25% of its total net assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

         (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

4. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. (This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

5. Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate, provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

6. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the Trustees or officers of the Trust or the Fund's Investment Manager owns beneficially more than 1/2 of 1%, and all such Trustees or officers holding more than 1/2 of 1% together own beneficially more than 5%, of the issuer's securities.

7. Purchase or sell common stocks, preferred stocks, warrants or other equity securities, commodities or commodity contracts, or futures contracts, or invest in put, call, straddle or spread options, except that the Fund may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

8. Invest in securities of other investment companies (except as they may be acquired as part of a merger, consolidation or acquisition of assets) which would result in the Fund (i) owning more than 3% of the total outstanding voting stock of another registered investment company; (ii) investing more than 5% of its total assets in the securities of a single registered investment company; or
(iii) investing more than 10% of its total assets in the securities (other than treasury stock) of registered investment companies. (This is an operating policy which may be changed upon notice to shareholders.)

9. Invest, in the aggregate, more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

10. Invest in any issuer for the purposes of exercising control or management.

11. Issue senior securities, as identified in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of that restriction.

                        DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS:

         The Fund declares dividends from net investment income daily and pays such dividends on a monthly basis as stated in its Prospectus. The Fund's policy is to declare as dividends 100% of its net investment income during each calendar year. The Fund will also declare a distribution of net realized long-term and undistributed short-term capital gains, if any, shortly after the Fund's fiscal year-end, although an additional distribution may be made in December if necessary to avoid federal excise tax.

TAX INFORMATION:

Federal Taxation


         The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and qualified as such for its fiscal year ended September 30, 1995. It intends to continue to so qualify, which requires compliance with certain requirements regarding the source of its income, diversification of its assets, and timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income, its net tax-exempt income, and any net realized capital gains for each fiscal year in a manner which complies with the distribution requirements of the Code, so that the Fund will not be subject to any Federal income or excise taxes.


         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its tax-exempt net investment income and at least 90% of its taxable net investment income (including net short-term capital gains), if any, and is not subject to federal income tax to the extent that it distributes annually its taxable net investment income and net realized capital gains in the manner required under the Code.

         The Fund will be subject to a 4% non-deductible annual excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year (including investment company income and net capital gains, and excluding gains and losses from the sale or exchange of capital assets and the dividends-paid deductions) and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year.

         Subchapter M of the Code permits the character of tax-exempt dividends distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is exempt under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of the share-holders. Distributions to shareholders of tax-exempt interest earned by the Fund for the taxable year are therefore not subject to federal income tax, although they may be subject to the individual or corporate alternative minimum taxes described below. A portion of original issue discount relating to stripped municipal bonds and their coupons may be treated as taxable income under certain circumstances.


         Distributions of net investment company income, including the excess of net short-term capital gains over net long-term capital losses, are taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares within six months from the date of their purchase will be disallowed to the extent of tax-exempt dividends received during such period or will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will report such capital gains as long-term capital gains, and will be able to claim their share of federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by the difference between their pro rata share of such gains and their tax credit.


         Distributions of any net investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purpose in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of taxable and tax-exempt income and net realized capital gain, whether received in shares or in cash, must be reported by shareholders on their federal income tax returns.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         Under the federal income tax law, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Pursuant to the backup withholding provisions of Section 3406 of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the Fund is notified by the Internal Revenue Service or a broker that the number furnished by the shareholder is incorrect or that the shareholder is subject to withholding due to a failure to report all interest and dividend income. Under a special exception, distributions made by the Fund will not be subject to backup withholding if the Fund reasonably estimates that at least 95% of all such distributions will consist of tax-exempt dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should certify their exempt status in order to avoid possible erroneous application of backup withholding.


         Up to 85% of an individual's social security or tier 1 railroad retirement benefits may be included in federal taxable income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and the Fund) plus 50% of their benefits exceeds certain base amounts. Income from the Fund is still tax-exempt to the extent described in the Prospectus; it is only included in the calculation of whether a recipient's income exceeds certain established amounts.

         Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Fund has not undertaken any investigation as the users of the facilities financed by tax-exempt bonds in its portfolio.

         Federal tax legislation enacted in 1986 included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. For example:

  (i) Interest on certain private activity bonds issued after August 15, 1986 (or, in certain cases, on or after September 1, 1986) is generally not exempt from regular tax, although it might have been exempt under prior law. These include bonds the proceeds of which are used to finance sports facilities, convention facilities, industrial parks, and nuclear waste disposal facilities;

 (ii) Interest on all private activity bonds issued on or after August 8, 1986 (or, in certain cases, September 1, 1986) other than qualified Section 501(c)(3) bonds or refundings of bonds originally issued before such dates is subject to the individual or corporate alternative minimum tax;

(iii) Interest on all tax-exempt bonds, regardless of when issued, constitutes a tax preference item subject to the corporate alternative minimum tax because 50% of the difference between pre-tax adjusted book income and alternative minimum taxable income or 75% of the difference between adjusted current earnings and alternative minimum taxable income is subject to the corporate alternative minimum tax; and

 (iv) Due to the substantial number and range of requirements to be satisfied by tax-exempt bonds in the future, the risk of retroactive revocation of the tax-exempt status of bonds due to acts or omissions on the part of issuers or conduit borrowers after the date of issuance will in general be greater than under prior law but will vary for different types of bonds.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by such persons.

State Taxation

         The Hawaii Department of Taxation, in an opinion letter issued to the Fund, has indicated that income received by the Fund, as a regulated investment company under the Code, and distributed to shareholders who are subject to Hawaii income taxation in compliance with the Code, will be treated for Hawaii income tax purposes in the same manner as though it were received by the shareholders directly from the issuer. The Hawaii income tax treatment of dividends and distributions of the Fund will, therefore, depend on the source of such dividends.

         Hawaii income tax law provides that interest paid with respect to obligations issued by the State of Hawaii, including any political subdivision, agency or instrumentality thereof, shall be treated by Hawaiian recipients thereof as items of interest excludable from income for Hawaii income tax purposes. Hawaii also does not tax interest where prohibited by federal law, as is the case with interest derived from obligations of U.S. possessions, including Puerto Rico, Guam, and the Virgin Islands.

         Therefore,   investment   income  of  the  Fund   derived  from  Hawaii
obligations and obligations of the U.S. Government and certain of its possessions, when distributed to individuals, estates, trusts and corporations subject to Hawaii income taxation, will not be required to be included in the personal or corporate Hawaii income tax of such shareholders. Dividends derived from other sources and capital gains distributions will be taxable to Hawaii shareholders under the Hawaii income tax law.

General

         Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax- exempt, and the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                              TRUSTEES AND OFFICERS

         The Trustees of the Trust serve for an indefinite term. The Trustees are responsible for the overall management of the Fund, including general supervision and review of its investment activities. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Fund. The addresses of the current Trustees and executive officers are set forth below.

Ernest W. Albrecht - 1010 Wilder Avenue #802, Honolulu, Hawaii  96822.

Gail A. Chew - 50 Bates Street #G, Honolulu, Hawaii  96817.



Ronald E. Kent* -  210 Ward Avenue, Suite 129, Honolulu, Hawaii  96814.


Karen T. Nakamura - 3160 Waialae Avenue, Honolulu, Hawaii  96816.


Dianne J. Qualtrough* - 210 Ward Avenue, Suite 129, Honolulu, Hawaii  96814.

Kim F. Scoggins - 220 South King Street, Suite 1806, Honolulu, Hawaii  96813


David Walker - 4611 Kilauea Avenue, Honolulu, Hawaii  96816.
______________

*    Mr. Kent and Ms. Qualtrough are "interested persons" of the Trust.

     The Trustees of the Fund who are not affiliated with the Fund's Investment Manager receive $100.00 for each meeting attended. The officers of the Fund receive no compensation directly from the Fund for performing the duties of their offices.


     As of November 30, 1995, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.


                             MANAGEMENT OF THE FUND


     The following information supplements, and should be read in conjunction with, the section in the Fund's prospectus entitled "Management of the Fund".


Investment Manager


     The Investment Manager serves as the Fund's Investment Manager pursuant to an Investment Management Agreement with the Fund which was first approved by the Board of Trustees , including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Investment Manager (the
"Independent Trustees"), on October 29, 1992, and by a majority of the Fund's outstanding shares at a special meeting of shareholders held on January 7, 1993. The Investment Management Agreement continues in effect if approved annually by
(i) the Board of Trustees of the Trust, or (ii) the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance also is approved by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement was last approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, on November 2, 1995. The Investment Management Agreement is terminable without penalty on 60 days' written notice, by the Board of Trustees of the Trust, by vote of the holders of a majority of the Fund's shares, or by the Investment Manager. The Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The Investment Management Agreement provides that the Investment Manager will not be liable to the Trust or any shareholder for any act or omission in connection with its services to the Trust, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Agreement.


     The Investment Manager, Leahi Management Company, Inc., is a Hawaii corporation. Ronald E. Kent is the principal shareholder and President of the Investment Manager. Dianne J. Qualtrough is the Vice President of the Investment Manager and Portfolio Manager of the Fund.

     The use of the name "Leahi" by the Trust and the Fund is pursuant to a license granted by the Investment Manager, and in the event the Investment Management Agreement with the Fund is terminated, the Investment Manager has reserved the right to require the Trust to amend its Declaration of Trust to remove the reference to the name "Leahi" and to cease using such name in the name of the Fund.

     For the fiscal year ended September 30, 1993, the former investment adviser and the Investment Manager received fees in the amount of $21,643 and $160,345 respectively, no part of which was waived. Total expenses paid by the Fund for the fiscal year ended September 30, 1993 amounted to 0.98% of average net assets. For the fiscal year ended September 30, 1994, the Investment Manager was paid $219,675, no part of which was waived. Total expenses paid by the Fund for the fiscal year ended September 30, 1994, amounted to 0.85% of average net assets. For the fiscal year ended September 30, 1995, the Investment Manager was paid $214,800, no part of which was waived. Total expenses paid by the Fund for the fiscal year ended September 30, 1995, amounted to .82% of average net assets.



                       EXECUTION OF PORTFOLIO TRANSACTIONS

     Under the Investment Management Agreement, the selection of brokers and dealers to execute transactions is made by the Investment Manager in accordance with criteria set forth in the Investment Management Agreement and any directions which the Trustees may give. Since most purchases made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage commissions. The Fund will not purchase securities on a principal basis from any broker-dealer which is affiliated with the Fund or the Investment Manager.


     The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases from dealers include a spread between the bid and asked price and purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers for services rendered by such dealers in the execution of orders or in return for the Investment Manager's receipt of special research and statistical information which the Investment Manager may lawfully and appropriately use in its investment advisory capacities. It is not possible to place a dollar value on the special executions or on the research services received by the Investment Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Investment Manager to supplement its own research and analysis activities and to obtain the views and information of individuals and research staffs of other securities firms. Provided that the best execution is obtained, sales of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. For the fiscal years ended 1993, 1994, and 1995 the Fund paid no brokerage commissions.

     If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Manager (or any of its affiliates) are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the entities and the amount of securities to be purchased or sold. It is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to the Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when, in the judgment of the Investment Manager, such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economics can be achieved in sales of the Fund's shares.


     Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC") or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem its shares for which it has not yet received good payment. In this circumstance, the Fund may delay the mailing of redemption checks until the payment has been collected for the purchase of such shares.

     The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in securities with a current market value equal to the redemption price. In such case an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the redemption amounts that must be paid in cash.

     The value of shares on redemption may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption.

                          DETERMINATION OF SHARE PRICE

     As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of trading on the New York Stock Exchange, on each day such Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

     The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets (as described in the Prospectus); the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the calculation and the result (adjusted to the nearest cent) is the net asset value per share.

                     PROMOTION AND MARKETING OF FUND SHARES

     The Fund has adopted a plan (the "Plan"), pursuant to Rule 12b-1 under the 1940 Act, whereby it may reimburse the Investment Manager each month up to a maximum of 0.25% per annum of its average daily net assets for actual expenses incurred in the promotion and marketing of the Fund's shares. The basic terms of the Plan are set forth in the Prospectus.

     The Board of Trustees has determined that a continuous cash flow resulting from the sale of new shares is necessary and appropriate to enable the Fund to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Because the Fund imposes no sales charge, the Board of Trustees determined that it would benefit the Fund to have additional monies available for the promotion and marketing activities undertaken on behalf of the Fund by the Investment Manager in connection with the continuous sale of the Fund's shares. The Board of Trustees, including the Trustees who are not interested persons as defined in the 1940 Act, concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

     The Plan covers not only reimbursements for expenses incurred in the promotion and marketing activities with respect to the Fund's shares, but also payments pursuant to the Investment Management Agreement and Distribution Agreement and any other payments made by the Fund in the ordinary course of its business to the extent such payments, although primarily intended to cover operational and not promotion-related activities, may be deemed primarily intended to result in the sale of the Fund's shares within the context of Rule 12b-1 under the 1940 Act. The costs and activities, the payment of which is intended to be within the scope of the Plan if deemed to be primarily intended to result in the sale of the Fund's shares may include, but are not limited to, the costs of preparation and mailing of all required reports and notices to shareholders, prospectuses and proxy materials; all fees and expenses relating to the qualification of the Fund and/or its shares under the Securities Act of 1933 and the 1940 Act; all costs in preparation and mailing of confirmations of shares sold or redeemed, reports of share balances, and responding to telephone or mail inquiries of investors or prospective investors; and payments to financial institutions, advisers, or other firms.

     As stated in the Prospectus, the Plan permits the Investment Manager to receive reimbursement each month for actual expenses incurred in connection with the promotion and marketing of the Fund shares and permits the Investment Manager to include as part of such expenses for which is received reimbursement under the Plan a pro rata portion of its overhead expenses attributable to such activities. These overhead expenses include leases, communications, salaries, training, supplies, photocopying and any other category of the Investment
Manager's expenses attributable to the promotion and marketing activities undertaken by the Investment Manager with respect to the Fund's shares.

     To the extent promotion and marketing expenses of the Investment Manager covered by the Plan in any one year are not fully reimbursed because they exceed 0.25% per annum of the Fund's average daily net assets, the Plan permits the Investment Manager to carry forward such expenses (without carrying charge) for a maximum of three years. Reimbursement for expenses under the Plan will be made on a "first -in, first-out" basis. To the extent the amount permitted to be paid under the Plan exceeds the Investment Manager's reimbursable expenses (including those carried forward from prior years), the amount receivable by the Investment Manager under the Plan will be reduced for that year so as not to exceed the level of Investment Manager's actual expenses.


     The Plan is currently in effect through November 3, 1996, and must be renewed annually by the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees who are not interested persons (should any election be necessary) be made by the current Trustees who are not interested persons. The Plan and any marketing or service agreement entered into pursuant to the Plan may be terminated at any time, without any penalty, on 60 days' written notice, by such Trustees, by the Investment Manager, or by vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). Any dealer or other firm which enters into a marketing or service agreement pursuant to the Plan may also terminate such marketing or services agreement at any time upon written notice to the other party. The Plan will terminate automatically upon termination of the Investment Management Agreement.


     The Plan and any related marketing or service agreement may not be amended to increase materially the amount spent for promotion and marketing without approval by a majority of the Fund's outstanding shares, and all such material amendments to the Plan or any related marketing or service agreement also must be approved by the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on any such amendment.

     The Investment Manager is required to report in writing to the Trustees at least quarterly on the amounts and purpose of any payment made under the Plan and any related marketing or service agreement, as well as to furnish the Trustees with such other information as may reasonably be requested in order to enable the Trustees to make an informed determination of whether the Plan should be continued.


     For the fiscal year ended September 30, 1995, the expenses incurred by the Investment Manager which were reimbursable by the Fund pursuant to the Plan were:

                  Advertising                   $      8,112
                   Distribution                        5,512
                  Printing                               239
                  Promotion and Marketing              1,937
                                                  -----------

                           Total                   $  15,800
                                                      ======

         Reimbursements of $2,538 and $2,672 were made by the Fund to the Investment Manager for 1993 and 1994 carry forwards stated under the Plan. The Investment Manager carried forward $10,791 and $17,617 for 1993 and 1994, respectively, from the prior fiscal years, as permitted under the Plan.


Distribution Agreement

         The Fund has entered into a Distribution Agreement with Linsco/Private Ledger Corp. (the "Distributor") which provides that the Distributor is the principal distributor of the shares of the Fund. The Agreement is renewable annually by the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding shares, and in either event by vote of a majority of the Trustees who are not interested persons of the Distributor or the Trust. The Agreement may be terminated on 60 days' notice by either party, and is automatically terminated upon assignment.

         The Distributor is responsible for certain of the expenses of distribution of the Fund's shares, including advertising expenses, costs of printing sales material and prospectuses used to offer shares to the public, and expenses of preparing and printing amendments to the Trust's registration statement necessitated solely by the activities of the Distributor. These expenses may be paid or reimbursed by the Investment Manager, and are included in the expenses eligible for reimbursement by the Fund under the Plan.

         The branch office of the Distributor located in Honolulu, Hawaii will be the office primarily responsible for the sale of Fund shares.

         The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Management Agreement. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the
Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

                               GENERAL INFORMATION

         Investors in the Fund will be informed of the Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.

         The First National Bank of Boston, 150 Royall Street, Canton, Massachusetts 02021, acts as Custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

         Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, Pennsylvania 19102, are independent auditors for the Trust.


         Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, are legal counsel to the Trust and the Fund.


         The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust ("Declaration of Trust") contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Declaration of Trust provides that the Trust shall, upon written request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company as distinguished from an operating company would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

         The Declaration of Trust and Bylaws of the Trust further provide that no officer or Trustee of the Trust will be personally liable for any obligations of the Trust, nor will any officer or Trustee be personally liable to the Trust or its shareholders except by reason of his own bad faith, willful misfeasance, gross negligence in the performance of his duties or reckless disregard of his obligations and duties. With these exceptions, the Declaration of Trust provides that an officer or Trustee of the Trust is entitled to be indemnified against all liabilities and expenses incurred by the officer or Trustee in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been an officer or Trustee.


         The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

         As of December 30, 1995, no shareholder of record directly or beneficially owned 5% or more of the outstanding shares of the Fund.

                              FINANCIAL STATEMENTS


         The audited financial statements of the Fund set forth in its Annual Report to Shareholders for the year ended September 30, 1995, filed with the Securities and Exchange Commission, are incorporated herein by reference. Any person not receiving a copy of the Annual Report with this Statement of Additional Information may call or write to the Trust and obtain a free copy.

             APPENDIX - DESCRIPTION OF MUNICIPAL SECURITIES RATINGS


         The following paragraphs summarize the descriptions for the rating symbols of municipal securities.


                                                  Municipal Bonds

Moody's Investors Services:

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be anticipated are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bbb: Bonds which are rated Bbb are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operations experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction of elimination of basis of condition.

Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Standard & Poor's Corporation:

AAA: Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. The market they move with interest rates, and hence provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behaviors, but also to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest

         Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.



                                 Municipal Notes

Moody's:

         Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing of from established and broad-based access to the market for refinancing, or both.

MIG-2: Notes are of high quality, with margins of protections ample, although not so large as in the preceding group.

MIG-3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG-4: Notes are of adequate quality, carrying specific risk but having protection and not being distinctly or predominantly speculative.


Standard & Poor's:

         For municipal note issues due in three years or less the ratings below usually will be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

                                Commercial Paper

Moody's:

         Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1):  Superior capacity for repayment.

P-2 (Prime-2):  Strong capacity for repayment.

P-2 (Prime-3):  Acceptable capacity for repayment.


Standard & Poor's:

         S & P ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

                             LEAHI INVESTMENT TRUST
                           --------------------------

                                    FROM N-1A
                                     PART C
                            -------------------------

Item 1.  Financial Statements and Exhibits


         (a) Financial Statements for the Fiscal Year Ended September 30, 1995;

                  Schedule of Investments; Statement of Assets and Liabilities dated September 30, 1995; Statement of Operations for the year ended September 30, 1995; Statement of Changes in Net Assets for the two years ended September 30, 1995; Financial Highlights; the Notes to the Financial Statements; and the
                  Report of the Independent Certified Public Accountants included in the Fund's Annual Report to Shareholders for the year ended September 30, 1995 are incorporated herein by reference.


         (b) Exhibits:


             (1)      Agreement and Declaration of Trust.2
             (2)      By-Laws of the Registrant.2
             (3)      The Registrant is not a party to any Voting Trust
                      Agreement.
             (4)      Specimen copy of share  certificate.
             (5)      Investment Management Agreement. 1
             (6)(a)   Distribution Agreement.1
             (6)(b)   Selling Group Agreement.1

             (7) The Registrant has no bonus, profit sharing, pension or other similar contract or agreement.
             (8)      Custodian Agreement.1
             (9) The Registrant has no other material contracts not made in the ordinary course of business.

             (10)     Opinion of Counsel .2
             (11)     Consent of Independent Certified Public Accountants.2
             (12)     There are no Financial Statements omitted from Item 23.
             (13)     Letter of Understanding relating to initial capital.1
             (14)     The Registrant has no retirement plan.
             (15)     Promotion and Marketing Plan pursuant to Rule  12b-1.1
             (16)     The Registrant does not quote performance as provided in
                      Item 22.
             (17)     Financial Data Schedule. 2
             (18)     The Registrant has not adopted a plan pursuant to Rule
                      18f-2.
             (19)     Power of Attorney.2

1 Previously filed as part of the Registrant's Registration Statement, File Nos. 33-17022, 811-5321 and incorporated herein by reference.

2    Filed herewith.

Item     2.    Persons Controlled by or Under Common Control with Registrant

               This item is not applicable. There is no person controlled by or under common control with the Registrant.

Item     3.          Number of Holders of Securities

                                                     Number of Record Holders

                     Title of Class                   as of November 30,1995
                     --------------                   ---------------------


                     Shares of Beneficial

                     Interest, $0.01 par value                1,128


Item     4.          Indemnification

                     Article VII, Sections 2 and 3, of the Agreement and Declaration of Trust and Article VI of the By-Laws of the Trust, previously filed, contain the provisions concerning indemnification and are incorporated herein by reference.

                     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the
                     trustees,   officers   and   controlling   persons  of  the
                     Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item     5.          Business and Other Connections of Investment Adviser of
                     Registrant


                     Investment Manager. The officers and director of the Investment Manager also serve as officers and/or Trustees of the Registrant. For additional information, please see Part B.


Item    6.           Principal Underwriters

                       (a) Other investment companies for which Registrant's
                           principal   underwriter   ("Distributor")   acts   as
                           principal   underwriter,   depositor,   or  exclusive
                           distributor.

                           None

                      (b) Information on each director and officer of the Distributor is as follows:

                                                             Positions
   Name and Principal             Position With              and Offices
    Business Address               Distributor             with Registrant

Todd Anthony Robinson          Chairman of the Board,
                               Chief Executive Officer             None

David H.  Butterfield          President, Chief Operating

                               Officer, Director                   None

Andrew J.  Micheletti          Chief Financial Officer,

                               Managing Director of Finance,       None
                               Assistant Secretary

Stephanie L.  Brown            Managing Director of

                               Compliance/General                  None
                               Counsel/Secretary

James S.  Putnam               Managing Director of

                               National Sales                      None

Karen  Forslund                Managing Director of

                               Trading & Operations                None

Mark G.  Lopez                 Managing Director of

                               Insurance & Direct                  None
                               Investments

                     (c)   Not Applicable.

Item    7.           Location of Accounts and Records

                     The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act are kept by the Registrant's Transfer Agent, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections
                     (2)(iii),  (4), (5), (6), (7), (9), (10) and (11) of Rules
                     31a-1(b)) which are kept by the Registrant at 210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814.

Item    8.           Management Services

                     There are no management-related service contracts which are not discussed in Parts A and B to this Registration Statement.

Item    9.           Undertaking

                     Not Applicable.

--------
* The address of each individual is 5935 Cornerstone Court West, San Diego, California 92121.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Honolulu, the State of Hawaii, on the 24th day of January, 1996.


                                             LEAHI INVESTMENT TRUST


                                             By:  /s/ Dianne J. Qualtrough
                                                     Dianne J. Qualtrough,
                                                     President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 has been signed below by the following persons in the capacities and on the dates indicated.


Signature                           Title                         Date


Ronald E. Kent*             Trustee and                     January 24, 1996
Ronald E. Kent              Chairman of the Board

/s/ Dianne J. Qualtrough    Trustee and President           January 24, 1996

Dianne J. Qualtrough


Ernest W. Albrecht*         Trustee                         January 24, 1996

Ernest W. Albrecht


Gail Ann Chew*              Trustee                         January 24, 1996

Gail Ann Chew



Karen T. Nakamura*          Trustee                         January 24, 1996

Karen T. Nakamura


Kim F. Scoggins*            Trustee                         January 24, 1996
Kim F. Scoggins

David M. Walker*            Trustee                         January 24, 1996

David M. Walker


*By:  /s/ Dianne J. Qualtrough
          Dianne J. Qualtrough
         (Attorney-in-fact pursuant to Powers of
         Attorney previously filed or filed herewith)